Exhibit 99.1
Merrill Lynch
Global Pharmaceutical, Biotechnology & Medical Device Conference February 8, 2005

VALEANT
Pharmaceutical International
Forward – Looking Statement
This presentation contains forward-looking statements that involve risk and uncertainties, including, but not limited to, the company’s ability to successfully close the transaction and integrate Xcel’s operations into those of Valeant, obtain apporval of pipeline candidates including Viramidine, Pradefovir and Retigabine, within the company’s estimated timeline or at all , and successfully expand the company’s neurology business, success of efforts to develop, acquire and market new products, and to refocus marketing of existing products, marketplace acceptance of the company’s products, success of the company’s strategic repositioning initiatives and the ability of management to execute them, cost-cutting measures, and other risks detailed from time-to-time in the company’s Securities and Exchange Commission filings.

VALEANT
Pharmaceutical International
A unique, GLOBAL,
research-based
specialty pharmaceutical company
that discovers, develops, manufactures and markets pharmaceutical products in the areas of neurology, dermatology and infectious disease

Company Profile
$686 Million in Revenues in 2003
575 Products 2,400 SKUs
1,000 Sales Representatives
Research & Development
Global Manufacturing
4,437 Employees

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Xcel — Transaction Summary
· Definitive agreement signed on February 1, 2005
· Xcel Pharmaceuticals Profile
- Privately held specialty pharmaceutical company
- Four marketed products with $60 million in revenues*
- Novel anti-epileptic compound entering Phase III
· Purchase price of $280 million
- $236 million to shareholders
- $44 million toward debt repayment
· Scheduled to close following HSR clearance
*LTM as of September 30, 2004

Best of Both Worlds
VALEANT
Pharmaceuticals International

What makes us unique?
Global Footprint
* Commercial Locations * Manufacturing Locations * R&D Technology Centers

What makes us unique?
R&D Capabilities
· Discovery to market
· 200 + R&D employees
· State-of-the-art lab facilities
· Exceptional clinical trial progression

Strategic Plan
Innovate & Grow
Transform
Restructure
VALEANT
Pharmaceuticals International

Growth Strategy

Ribavirin Royalties

Core Business Annual Target

Specialty Pharmaceuticals Global
*LTM product sales as of September 30, 2004

Focused on Ten Key Markets

Three Therapeutic Areas
Dermatology Infectious Disease Neurology

Nine Global Brands
· Formerly called Remofovir

Ten Global Brands
* Formerly called Remofovir

Global Brands

Core Business
*LTM ended September 30, 2004

Discover to Market

2005 R&D Pipeline

Viramidine Update
· Initial analysis of SVR data validate Phase 2 study design
- Continue to show statistically comparable efficacy to ribavirin in SVR and significantly reduced incidence of anemia.
· Results are consistent with the Phase 2 study’s previously reported 24- and 48-week interim analyses

Viramidine Phase 3
· Primary endpoints include Safety and Efficacy
- Two global,, pivotal studies
· VISER1 and VISER2
· 1,000 patients in each study
- Phase 3 enrollment complete – January 2005
- VISER1 – last patient out by December 2005
- VISER2 – last patient out by mid –2006
- Expect to file NDA by end of 2006
- Expect to launch in late 2007

Pradefovir Update
· Phase 1 clinical trails completed
- Presented at AASLD in October 2004
· Phase 2 initiated in mid 2004
- Site in the U.S, Taiwan, Singapore, Korea
- Phase 2 enrollment complete

Drug Discovery – 2005

IND Candidate Identified VRX773
· IND candidate identified for treatment of HIV
· Non- nucleoside reverse transcriptase inhibitor
· Profile superior to existing therapies · Molecule could potentially yield an Investigational
· New Drug Application in 12-15 months

Business Development

Acquisition – Rationale
Strategy : To grow core therapeutic areas
· Xcel is a pure-play Central Nervous System company
· Expands neurology franchise

Acquisition – Rationale
Strategy: Expand late-stage pipeline
· Adds Retigabine – anovel compound with sizeable global opportunity
· Diversifies late-stage pipeline

Acquisition – Rationale
Strategy: Expand North American franchise
· Increase North America revenues by 46%*
· Nearly doubles U.S sales force
Valeant Xcel Total
+ 100 94=194
*Pro Forma for 9 months ended September 30,2004

Acquisition – Rationale
Strategy: Sales & Resource Synergy
· Leverage combined sales force for future launches (Zelapar)
· Leverages global footprint
· Enhances CNS R&D capability

Acquisition – Rationale
Strategy: Positive cash flow
· Largely self-funding investment

Business Development Revenue

Business Development

Global Supply Network
By 2006: 5 Sites in 5 Countries

Performance Goals
2003 Results *2008 Target
Royalties$168MM $0.1B Product Sales$518MM $1.4B Cost of Goods Sold 36% 20-25% Selling Expense 32% 25-30% G & A 22% 10-12% R & D 9% 10-12% Effective Tax Rate 38% 28-30%
*Excludes non-GAAP adjustments

Performance Goals
*Excludes non-GAAP adjustments

Valeant is a UNIQUE Specialty Pharmaceutical Company with:
True global footprint
Discovery to Market
Manufacturing capability

Financial Review

Product Sales
*2002 sales reflect wholesale inventory reduction program

Product Sales by Region
9 Months Ended September 30,2004
=$431 MM
Total Product Sales

Pro Forma Product Sales by Region
9 Months Ended September 30, 2004
=$477 MM
Total Product Sales
Note : Pro Forma for Xcel Pharmaceuticals acquisition

Product Lines
($ In Millions) 9Mos.2003 Actual 9Mos.2004 Actual %Increase(Dec.)
Efudix/Efudex * &17.9 $34.2 91.0%
Kinerase * 8.9 11.5 30.0 DermatologyDermatix * 1.3 5.1 292.0 Oxsorealen-Ultra * 6.1 8.0 31.0 Infectious Disease Virazole * 14.3 10.2 (28.0) Tasmar **- 2.7 - Neurology Mestinon * 28.2 29.6 5.0 Dalmane / Dalmadorm 7.2 8.9 23.0 Bedoyecta1 9.3 17.4 (10.0) Calcitonin 9.5 8.1 (14.0) Librax 7.3 9.4 55.0 Nyal 7.0 9.4 35.0 Other Product Sales 246.0 274.7 12.0 Total Product Sales 373.0 $431.1 16.0%
* Denotes Global Brand
** Acquired in May 2004

Adjusted Operating Income
($In Million) Nine months Ended Sept.30 2003 2004
Product Sales $373 $431 Royalties 137 63 510494 Cost of Goods Sold 130 142 Selling Expenses 120 143 General & Administrative 85 69 R&D 30 64 Amortization 26 41 Operating Income $119 $35
Note: Excludes in-process R&D expenses & non-GAAP adjustments

Adjusted Operating Income
($In Millions) Nine Months Ended Sept.30 Specialty Pharmaceuticals 2003 2004
Product Sales $373 $431 Cost of Goods Sold130 142 Selling Expenses 120 143 General & Administrative 67 63 Amortization 24 27 Specialty Pharmaceuticals 32 56 R&D (50) (84) Ribavirin Royalties 137 63 Operating Income $119 $35
Note: Excludes in-process R&D expenses & non-GAAP adjustments

Adjusted Operating Income
($In Millions) Nine Months Ended Sept.30
Specialty Pharmaceuticals Valeant Pro Forma * Product Sales $431 $477 Cost of Goods Sold142 150 Selling Expenses 143 160 General & Administrative 63 68 Amortization 27 37 Specialty Pharmaceuticals 56 62 R&D (84) (96) Ribavirin Royalties 63 63 Operating Income $35 $29
*Pro Forma for Xcel Pharmaceuticals acquisition
Note: Excludes in-process R&D expenses & non-GAAP adjustments

Cash Available for Strategic Initiatives
(1) Pro Forma reflecting payoff of 61/2% convertible subordinated notes in 2004

Cash Available for Strategic Initiatives
(1)Pro Forma reflecting payoff of 61/2% convertible subordinated notes in 2004
(2) Pro Forma for acquisition of Xcel and equity offering
(3) Excluding over allotment of shares associated with equity offering

Balance Sheet
($ In Millions)
Sept. 30, 2004 Sept. 30, 2004 Pro Forma
Cash(1) $472 $366(2) Long-term Debt $793 $793 Total Equity $528 $579
(1) Includes ,marketable securities
(2) Excluding over allotment so shares associated with equity offering

Financial Metrics
2003 A * 2004 E * 2005 E ** 2008E
Cost of Goods Sold 36% 32-34% 32-34% 20-25% Selling Expense 32% 30-32% 30-32% 25-30% G & A 22% 16-17% 16-17% 10-12% R & D 9% 14-16% 16-18% 10-12% Effective Tax Rate 38% 26-27% 33-35% 28-30%
*Excludes non – GAAP adjustments
**Excludes impact of Xcel acquisition

VALEANT
Pharmaceutical International
Delivering Results
Keeping Our Promises
Positioning VRX for the Future